UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 9, 2015

AMERICATOWNE Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

000-55206
(COMMISSION FILE NO.)

46-5488722
(IRS EMPLOYEE IDENTIFICATION NO.)

353 E. Six Forks Road, Suite 270, Raleigh, North Carolina 27609
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 8, 2015, the Board of Directors for AmericaTowne, Inc., a Delaware corporation (the "Company") authorized its Chairman of the Board to execute the Contribution Agreement between the Company and Yilaime Corporation, a Nevada corporation ("Yilaime"), a related party. See Exhibit 10.1 (the "Contribution Agreement"). The Contribution Agreement was executed by the Company and Yilaime on January 8, 2015.

Pursuant to the terms of the Contribution Agreement, in consideration for the issuance of 750,000 shares of common stock in the Company to Yilaime, Yilaime is contributing to the operations of the Company certain assets previously acquired by Yilaime through an agreement with the Ningbo Meishan Free Trade Port Zone Administrative Committee dated April 1, 2014 (the "Meishan Agreement"). More specifically, the Company, as assignee of Yilaime's rights under the Meishan Agreement, shall receive certain incentives, preferential policies and financial support from Meishan in consideration of the Company meeting specific exporting benchmarks mutually agreed upon by the parties following good faith negotiations. The Meishan Agreement is attached as an exhibit to the Contribution Agreement, in addition to Meishan's approval of the contribution and assignment of assets to the Company and ratification of the Company's assumption of Yilaime's duties under the Meishan Agreement.

On January 8, 2015, the Company approved the Employee Stock Option Plan attached hereto as Exhibit 10.2.

The Company executed an Exporter Services Agreement with World Class International Development, Inc., a North Carolina corporation ("World Class International") effective January 8, 2015. This agreement is referred to herein as the "World Class International Exporter Services Agreement." The World Class International Exporter Services Agreement pertains exclusively to the exporting of high-end, pre-owned automobiles and other automobile related goods or services utilizing the AmericaTowne Platform.

The World Class International Exporter Services Agreement expires on January 8, 2030, unless otherwise extended or terminated pursuant to the terms therein. World Class International agreed to pay the Company a nonrefundable service fee of $55,000.00 (the "Service Fee"). The Service Fee is to be recognized when deliverables under the agreement are provided, including a market analysis, review of proposed goods and services, expectations for supply and demand in the market, how to conduct export business in China, information on financing, the export tax savings programs, and selecting and assigning a sister tax saving company. The Service Fee is to be paid as follows: (a) $2,000 upon signing of the World Class International Exporter Services Agreement; and (b) monthly payments of $2,000 a month for twenty-nine months after signing of the World Class International Exporter Services Agreement. The first monthly payment will start on February 20, 2015, and run for twenty-nine consecutive months. At the discretion of the Company, World Class International may be required to sign a note for outstanding service fees. In addition, the Company at its sole discretion may exchange other assets or items of value for payments due.

World Class International agrees to pay a transaction fee for each transaction between World Class International and its end buyer, i.e. customer, arranged through or facilitated by the Company in the amount of 5% (the "Transaction Fee"). The Transaction Fee shall include the services provided by the Company in the AmericaTowne Platform, Sample and Test Market Program, and if applicable, Accepted Market Program. The Transaction Fee shall be recognized as revenue after the transactions is completed. The Transaction Fee shall be first deducted by AmericaTowne from the amount the end buyer owes Exporter, plus other fees, if any, agreed to by Exporter with the balance remitted to World Class International within two days of receipt from the end buyer, unless commercial circumstances dictate additional time. World Class International and the Company agree that termination of the World Class International Exporter Services Agreement does not terminate the Company's right to a Transaction Fee.

From time to time there may be products or services that are on the restricted import list in China. If World Class International's product or service is on this list, AmericaTowne will advise Exporter of such restriction and Exporter will be entitled to a refund of the Service Fee minus any setoffs due under this Agreement, i.e. outstanding Transaction Fee.

The Company entered into a similar Exporter Services Agreement with Leah Bett, a partnership existing under the laws of Northern Territory, Australia ("Leah Bett") effective January 8, 2015. This agreement is referred to herein as the "Leah Bett Exporter Services Agreement." The Leah Bett Exporter Services Agreement pertains exclusively to the exporting of sorghum grains utilizing the AmericaTowne Platform.

The Leah Bett Exporter Services Agreement expires on January 8, 2030, unless otherwise extended or terminated pursuant to the terms therein. Similar to the World Class International Exporter Services Agreement, Leah Bett agreed to pay the Company a nonrefundable service fee of $55,000.00 (the "Service Fee"). The Service Fee is to be recognized when deliverables under the Leah Bett Exporter Services Agreement are provided, including a market analysis, review of proposed goods and services, expectations for supply and demand in the market, how to conduct export business in China, information on financing, the export tax savings programs, and selecting and assigning a sister tax saving company. The Service Fee is to be paid as follows: (a) $5,000 upon signing the Leah Bett Exporter Services Agreement; (b) monthly payments of $2,000 a month for twenty-five months thereafter with the first monthly payment starting on February 15, 2015 and continuing for twenty-four consecutive months. At the discretion of the Company, Leah Bett may be required to sign a note for outstanding service fees. In addition, the Company at its sole discretion may exchange other assets or items of value for payments due.

Leah Bett agreed to pay a Transaction Fee for each transaction between Leah Bett and the end buyer, i.e. customer, arranged through or facilitated by the Company in the amount of 5% (the "Transaction Fee"). The Transaction Fee shall include the services provided by AmericaTowne in the AmericaTowne Platform, Sample and Test Market Program, and if applicable, Accepted Market Program. The Transaction Fee shall be recognized as revenue after the transactions is completed. The Transaction Fee shall be first deducted by AmericaTowne from the amount the end buyer owes Exporter, plus other fees, if any, agreed to by Exporter with the balance remitted to Exporter within two days of receipt from the end buyer, unless commercial circumstances dictate additional time. Leah Bett and the Company agree that termination of the Leah Bett Exporter Services Agreement does not terminate the Company's right to a Transaction Fee.

From time to time there may be products or services that are on the restricted import list in China. If Leah Bett's products or services is on this list, AmericaTowne will advise Leah Bett of such restriction and it will be entitled to a refund of the Service Fee minus any setoffs due under this Agreement, i.e. outstanding Transaction Fee.

ITEM 2.01. COMPLETION OF ACQUISITION OF ASSETS

The Company has acquired all rights, title and interest in the assets set forth in Exhibit A to the Contribution Agreement.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

The Company has issued 750,000 shares of its common stock to Yilaime in consideration of the Contribution Agreement. The Company has further issued into its treasury, 3,806,376 shares of its common stock for issuance by the AmericaTowne ESOP Committee pursuant to the Employee Stock Option Plan.

ITEM 9.01. EXHIBITS

Number      Description

10.1           January 8, 2015 Contribution Agreement
10.2           Employee Stock Option Plan
10.3           January 8, 2015 Exporter Services Agreement (World Class International)
10.4           January 8, 2015 Exporter Services Agreement (Leah Bett)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE, INC.

By: /s/ Alton Perkins
Alton Perkins
President
Dated: January 9, 2015